COMMITMENTS AND CONTINGENCIES	12 Months Ended
Sep. 30, 2020
COMMITMENTS AND CONTINGENCIES
22.	COMMITMENTS AND CONTINGENCIES
Legal contingencies
The
G
roup is a party in potential claims arising in the ordinary course of business. The Group does not believe that the resolution of these matters will have a material effect on its financial position or results of operations.
Assets pledged as security for bank borrowings
As disclosed in Note 15, on April 15, 2020, the Company entered into a loan agreement with Hang Seng Bank for a total of US$20,000 term loan facility. The total facility was secured by a term deposit of RMB143.0 million (US$21,062) provided by  Champion Healthcare Education, which was recorded in “restricted cash-current” and “restricted cash-non-current” on the consolidated balance sheet as of September 30, 2020.